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EXHIBIT 10.02

ORACLE CORPORATION

1993 DIRECTORS' STOCK OPTION PLAN
(as amended and adjusted for stock splits through August 8, 2001)

1.   Establishment and Purpose.

     (a) Establishment. There is hereby adopted the 1993 Directors' Stock Option Plan (the "Plan" of Oracle Corporation, a Delaware corporation (the "Company"). The Plan is intended to provide a means whereby eligible members of the Board of Directors of the Company may be given an opportunity to purchase shares of Common Stock of the Company pursuant to options which are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

     (b) Purpose. The purpose of the Plan is to enable the Company to attract and retain the best available individuals for service as members of the Board of Directors of the Company, to provide additional incentive to such individuals while serving as directors, and to encourage their continued service on the Board of Directors.

2.   Definitions.

     As used herein, the following definitions shall apply:

     (a)  "Board" shall mean the Board of Directors of the Company.

     (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c)  "Committee" shall mean the Committee or Committees referred to in
          Section 4 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

     (d) "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Company.

     (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

     (f)  "Director" shall mean a member of the Board.

     (g) "Employee" shall mean any person, including officer and Directors, who is an employee of the Company, or any Subsidiary of the Company, for purposes of tax withholding under the Code. The payment of a director's fee by the Company shall not be sufficient to and in of itself to constitute "employment" by the Company.

     (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (i) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (i) the last reported sale price of the Common Stock of the Company on the Nasdaq National Market or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

          (ii) if such Common Stock shall then be listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

          (iii) if such Common Stock shall not be quoted on such National Market nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

          (iv) if none of the foregoing is applicable, then the Fair Market Value of a share of Common Stock shall be determined in good faith by the Committee at its discretion.
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     (j)  "Option" shall mean an option to purchase shares of Common Stock granted pursuant to the Plan.

     (k)  "Optioned Stock" shall mean the Common Stock subject to an Option.

     (l)  "Optionee" shall mean an Outside Director who receives an Option.

     (m) "Outside Director" shall mean a Director who is not an Employee.

     (n) "Parent" shall mean a "parent corporation" whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (o) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (p) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

     (q) "Significant Committees" shall mean the Executive Committee and the Finance and Audit Committee of the Board.

     (r) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.   Shares Subject to the Plan.

          Subject to the provisions of Section 13 of the Plan, the maximum number of Shares which may be optioned and sold under the Plan is 20,250,000 shares of Common Stock. If an Option expires or becomes unexercisable for any reason and has not been exercised in full, the Shares subject to such Options shall become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not become available for future grant under the Plan.

4.   Administration of the Plan.

     (a) Administrator. The Plan shall be administered by the Board or by the Committee appointed by the Board, which shall consist of two or more members of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of this Committee, shall be the valid acts of the Committee.

     (b) Powers of the Committee. Subject to the provisions and restrictions of the Plan, the Committee shall have the authority, in its discretion, to: (i) determine the Fair Market Value of the Common Stock; (ii) determine the exercise price per Share; (iii) interpret the Plan; (iv) subject to Section 14, amend the Plan or any Option; (v) authorize any person to execute on behalf of the Company any agreements or other documents in connection with the grant of an Option under the Plan;
          (vi) approve forms of agreement for use under the Plan; and (vii) make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) Effects of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all holders of any Options granted under the Plan.

5.   Option grants.

     (a) Automatic Grants. All Grants of Options Hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 5. No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

     (b) Initial Grants. Each individual who becomes an Outside Director after August 8, 2001, as of the date on
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          which such person becomes an Outside Director shall be granted automatically an Option to purchase 80,000 shares.

     (c)  Subsequent Grants.

          (i) On May 31 of each year after May 31, 2001, each Outside Director shall be granted automatically an option to purchase 40,000 shares, provided that on such date the Outside Director has served on the Board for at least six months.

          (ii) On May 31 of each year commencing May 31, 2002, each Outside Director that is the Chairman of both Significant Committees shall be granted automatically an Option to purchase 120,000 shares, provided that on such date the Outside Director has served as the Chairman of both Significant Committees for at least one year. This grant of 120,000 shares shall be in lieu of and not in addition to the options granted under Section 5(c)(i) hereof.

          (iii) On May 31 of each year commencing May 31, 2002, the Chairman of the Compensation Committee shall be granted automatically an Option to purchase 100,000 shares, provided that on such date the Outside Director has served on the Compensation Committee for at least one year. This grant of 100,000 shares shall be in lieu of and not in addition to the options granted under Section 5(c)(i) hereof.

          (iv) On May 31 of each year commencing May 31, 2002, the Vice Chairman of the Finance and Audit Committee shall be granted automatically an Option to purchase 60,000 shares, provided that on such date the Outside Director has served in such capacity for at least six months. This grant of 60,000 shares shall be in lieu of and not in addition to the options granted under Section 5(c)(i) hereof.

     (d) Limitations.

          (i) Notwithstanding the provisions of Sections 5(b) and 5(c) hereof, in the event that a sufficient number of Shares is not available under the Plan, the remaining Shares shall be prorated based upon the number of Shares each Director was entitled to receive under this Plan. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan. Subject to the terms of Section 14 hereof, the Board shall have the authority at any time to make additional Shares available for grant under the Plan, subject to obtaining stockholder approval of such increase to the extent required under Section 14(a) hereof.

          (ii) Notwithstanding the provisions of Section 5(b) and 5(c) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan and any grant of an Option made after amendment of the Plan where such amendment of the Plan requires stockholder approval under Section 14(a) hereof shall be conditioned upon obtaining such stockholder approval.


6.   Terms and Conditions of Options.

     (a) Stock Option Agreement. Each Option granted pursuant to this Plan shall be evidenced by a written stock option agreement ("Stock Option Agreement") executed by the Company and the Outside Director containing such terms and conditions that are consistent with this Plan and as otherwise determined by the Committee.

     (b) Exercise Price. The exercise price per share shall be 100% of the Fair Market Value per Share on the date of grant of the Option, subject to adjustment to the extent provided in Section 13 hereof.

     (c) Vesting. The Shares shall vest and become exercisable at the rate of twenty-five percent (25%) of the Optioned Stock on each anniversary of the date of grant.

     (d) Term. The term of each Option shall be ten (10) years from the date of grant, unless a shorter period is required to comply with any applicable law, in which case such shorter period will apply.

7. Eligibility. Options may be granted only to Outside Directors. The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

8. Term of Plan; Effective Date. The Plan shall become effective on May 24, 1993. Options may be granted under this Plan at any time on or before May 24, 2003.
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9.   Payment Upon Exercise. Payment of the exercise price upon exercise of any
     Option shall be made (i) by cash or check; (ii) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (iii) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (iv) where permitted by applicable law, by tender of a full recourse promissory note secured by collateral other than the Shares having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code, provided that the portion of the exercise price equal to the par value of the Shares must be paid in cash or other legal consideration; or (v) in any combination of the foregoing.

10. Withholding Taxes. Whenever, under the Plan, Shares are to be issued in satisfaction of the exercise of Options granted hereunder, the Company shall have the right to require the recipient to remit to the Company an amount of cash sufficient to satisfy any applicable federal, state or local income and employment tax withholding requirements prior to the delivery of any certificate or certificates for such Shares.

11.  Exercise of Option.

     (a) Procedure for Exercise. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option agreement by the person entitled to exercise the Option and full payment for the Shares has been received by the Company in accordance with Section 9 hereof. An Option may not be exercised for a fraction of a Share.

     (b) Rights as a Stockholder. Notwithstanding the exercise of the Option, until the issuance (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. A stock certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right if the record date is prior to the date the stock certificate is issued.

     (c) Termination of Status as Director. If an Outside Director ceases to serve as a Director, he or she may, but only within three (3) months (or such other period of time not exceeding six (6) months as is determined by the Board) after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 6 has expired. To the extent that such Outside Director was not entitled to exercise and Option at the date of termination, or if Optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified, the Option shall terminate.

     (d) Disability of Director. Notwithstanding the provisions of Section 11(c) above, in the event an Outside Director is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, within six months from the date of such termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after the expiration of the term set forth in
          Section 6. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (e)  Death of Optionee. In the event of the death of an Outside Director:

          (i) If the Outside Director dies during the term of the Option, is a Director at the time of his death and has been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised at any time within six (6) months following the date of death by the Outside
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               Director's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Outside Director was entitled to exercise the Option at the date of termination. Notwithstanding the foregoing, in no event may the Option be exercised after the expiration of the term set forth in Section 6.

          (ii) If the Outside Director dies within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Outside Director was entitled to exercise the Option at the date of termination. Notwithstanding the foregoing, in no event may the Option be exercised more than ten (10) years after its date of grant.

12. Nontransferability of Options. Options granted under this Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, however; that Options held by an Optionee may be transferred to such family members, trusts and charitable institutions as the Committee, in its sole discretion, shall approve, unless otherwise restricted from such transfer under the terms of the Grant. The designation of a beneficiary by an Optionee does not constitute a transfer.

13.  Adjustment Upon Changes in Capitalization.

     (a) Adjustment of Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan, the number of Shares deliverable in connection with any Option and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided however, that no certificate or scrip representing fractional shares shall be issued and any resulting fractions of a share shall be ignored.

     (b) Assumption. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation (other than a merger with a wholly owned subsidiary or where there is no substantial change in the stockholders of the Company and the obligations of the Company under this Plan are assumed by the successor corporation), the sale of substantially all of the assets of the Company, or any other transaction described under
          Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition of all or substantially all of the outstanding shares of the Company), all outstanding Options, notwithstanding any contrary terms of the Plan, shall accelerate and become exercisable in full prior to and shall expire on the consummation of such dissolution, liquidation, merger or sale of assets.

     (c)  Acceleration Upon Unfriendly Takeover. Notwithstanding anything in
          Section 13(b) hereof to the contrary, if fifty percent (50%) or more of the outstanding voting securities of the Company become beneficially owned (as defined in Rule 13d-3 promulgated by the Securities and Exchange Commission) by a person (as defined in Section 2(2) of the Securities Act and in Section 13(d)(3) of the Exchange
          Act) in a transaction or series of transactions expressly disapproved by the Board, then all outstanding Options under this Plan shall become immediately exercisable with no further act or action required by the Committee.

14.  Amendment and Termination of the Plan.

     (a) Amendment. The Board or the Committee may amend the Plan from time to time in such respects as the Board or the Committee, as the case may be, may deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the Company's stockholders to amend the Plan to the extent and in the manner required by such law or regulation.

     (b) Termination or Suspension. The Committee, without further approval of the stockholders, may at any time terminate or suspend the Plan. Except as otherwise provided herein, any such termination or suspension of the Plan shall not affect Options already granted hereunder and such Options shall remain in
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          full force and effect as if the Plan had not been terminated or suspended.

     (c) Outstanding Options. Except as otherwise provided herein, rights and obligations under any outstanding Option shall not be altered or impaired by amendment, suspension or termination of the Plan, except with the consent of the person to whom the Option was granted. The Committee shall have the authority to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor.

15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the relevant provisions of the law.

Inability of the Company to obtain authority from any regulatory body having jurisdictional authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability for failure to issue or sell such Shares.

16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17. Stockholder Approval. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve months after the date this Plan is adopted by the Board. In the event that stockholder approval is not obtained within the time period provided herein, all awards previously granted hereunder shall terminate.

18. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan and the options granted hereunder shall be deemed to contain such additional conditions and restrictions as may be required for this Plan to qualify as a "formula plan" under Rule 16b-3, as then applicable to the Company, and to qualify for the maximum exemptions from Section 16 of the Exchange Act with respect to Plan transactions.